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                                  EXHIBIT 10(a)

               WRITTEN CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP


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                  [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]


                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Registration Statement filed on Form N-4 for ML of New York Variable Annuity Separate Account A of ML Life Insurance Company of New York. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                 SUTHERLAND ASBILL & BRENNAN LLP

                                                 /s/ KIMBERLY J. SMITH
                                                 -------------------------------
                                                 Kimberly J. Smith, Esq.

Washington, D.C.
April 14, 2000